Supplement Dated July 21, 2000 to the
Quant Funds Prospectus Dated August 1, 1999

The section of the Prospectus entitled "Management of the Funds" under the heading "The Manager and the Advisors" and the subheading "Quant Growth and Income Fund" on page 10 is replaced by the following paragraph:

     State Street Global Advisors, Two International Place, Boston, MA 02110, a unit of State Street Bank and Trust Company ("State Street"), serves as Advisor to the Growth and Income Fund. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly owned bank holding company. State Street manages over $150 billion in assets for employee benefit plans, endowment funds and individuals. The Growth and Income Fund has been managed continuously by the Matrix Equity Group at State Street since the Fund'sfund's inception. The team at State Street presently responsible for the daily management of the Fundfund includes Venkat S. Chalasani, Jeffrey P. Davis, CFA, L. Emerson Tuttle, CFA and Edward Allinson, CFA. Mr. Chalasani is a Lead Porfolio Manager with State Street and has been with State Street since 1997. Prior to joining State Street, Mr. Chalasani was an account representative with HCL Hewlett-Packard. Mr. Davis has been with State Street since 1992 and is currently Chief Investment Officer of the Fundamental Equity group. Mr. Tuttle joined State Street in 1995 and currently heads the U.S. Large Cap team within the Global Fundamental Strategies group. Mr. Allinson joined State Street in 1999 and is currently the Lead Portfolio Manager for the International Growth Opportunities Strategy within the Global Fundamental Strategies Group. Prior to joining State Street, Mr. Allinson was employed by Brown Brothers Harriman ("BBH") as a Senior Portfolio Manager, managing pension, endowment and mutual fund assets. Prior to BBH, Mr. Allinson worked at First Pacific Securities ("First Pacific") as Assistant Director in Institutional Asian equity sales and prior First Pacific, Mr. Allinson was a portfolio manager for Citibank's Domestic Private Banking Group.

Supplement Dated July 21, 2000 to the Quant Funds Statement of Additional Information Dated August 1, 1999

The section of the Statement of Additional Information entitled "Management of the Funds" under the heading
"Advisory Contracts" and the subheading "Quant Growth and Income Fund" on page 9 is replaced by the following paragraph:

      State Street Global Advisors, Two International Place, Boston, MA 02110, a unit of State Street Bank and Trust Company ("State Street"), serves as Advisor to the Growth and Income Fund. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly owned bank holding company. State Street manages over $150 billion in assets for employee benefit plans, endowment funds and individuals. The Growth and Income Fund has been managed continuously by the Matrix Equity Group at State Street since the Fund's inception. The team at State Street presently responsible for the daily management of the Fund includes Venkat S. Chalasani, Jeffrey P. Davis, CFA, L. Emerson Tuttle, CFA, and Edward Allinson, CFA. Mr. Chalasani is a principal of State Street and is the Lead Portfolio Manager of the Global Growth Opportunities Equity Strategy. He also works on the investment strategy team for the Global Fundamental Strategies group. From 1997 - 1998 Mr. Chalasani was a State Street Executive Fellow. Prior to joining State Street, Mr. Chalasani worked for HCL Hewlett-Packard as an Account Executive. Mr. Davis is a principal at State Street and Chief Investment Officer of the Fundamental Equity Group. Prior to State Street, Mr. David was a Managing Director at Schooner Asset Management. Mr. Tuttle is a principal of State Street and heads the U.S. Large Cap team within the Global Fundamental Strategies group. Prior to State Street, Mr. Tuttle worked at Baybank Norfolk County Trust Company. Mr. Allinson is a principal at State Street and is the Lead Portfolio Manager for the International Growth Opportunities Strategy within the Global Fundamental Strategies group. Prior to joining State Street in 1999, Mr. Allinson worked at Brown Brothers Harmon as a Senior Portfolio Manager, at First Pacific Securities as an Assistant Director in Institutional Asian ewuity sales and as a portfolio manager at Citibank's Domestic Private Banking Group. Marshall Carter, Savid Spina, Tenley Albright, David Gruber, I. MacAllister Booth, John M. Kucharshi, James I. Cash Jr., Charles R. LaMantia, Truman S. Casner, David Perini, Nader Darehshori, Dennis J. Picard, Arthur L. Goldstein, and David Chapman Walsh are Directors of State Street Global Advisors and are therefore considered control persons.



(07/21/2000)